INVESTMENT ADVISER
BANC ONE INVESTMENT
  ADVISORS CORPORATION
774 Park Meadow Road
Columbus, Ohio 43271-0211

ADMINISTRATOR AND FOUNDER
  AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Ann R. Leven
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Diana P. Herrmann, Vice President
Charles E. Childs, III, Vice President
John M. Herndon, Vice President
Jerry G. McGrew, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
 MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




ANNUAL
REPORT
SEPTEMBER 30, 1996

CHURCHILL
CASH RESERVES
TRUST

A CASH MANAGEMENT INVESTMENT

[Logo of Churchill Cash Reserves Trust:  Pegasus Horse]

[Logo of Aquila Group of Funds: Eagle Head]

One of the
AQUILAsm Group of Funds

                        CHURCHILL CASH RESERVES TRUST
                               ANNUAL REPORT

                                                          October 28, 1996

Dear Investor:

            This past July marked the anniversary of Churchill Cash Reserves Trust's 11th year of continuous operations. Since 1985, the Trust has provided investors with a high level of current income, liquidity and safety of principal under varying market conditions by investing in a diversified portfolio of money-market securities which meet specific high-quality standards and possess minimal credit risk. We are most proud of the fact that, over the years, the Trust has been able to meet this stated objective while never compromising from its high-quality standards.

            As the Trust's new fiscal year begins, we are pleased to provide you with the Annual Report for the fiscal year ended September 30, 1996.

ECONOMIC DISCUSSION

            The U.S. economy grew in excess of a 3.0% annual rate over the first half of this year, however, recently-released government statistics suggest that final demand for goods and services decelerated sharply during the summer months. There was sufficient evidence of the economy's slowdown in conjunction with excellent behavior of prices and well-contained increases in wages prior to the Federal Reserve Board meeting in September that allowed the Federal Reserve to hold short-term interest rates unchanged. The Fed last changed interest rates in January, easing the Federal Fund's rate 25 basis points to 5.25%. With a slowing economy and only modest increase in inflationary pressures, we expect monetary policy to remain on hold for the foreseeable future.

MANAGEMENT DISCUSSION

            Since taking over as the Trust's Investment Adviser in July 1995, Banc One Investment Advisors, has acted with a high level of prudence in examining the creditworthiness and marketability of all issuers of securities utilized in the Trust's investment portfolio. Investors in the Trust can take comfort in knowing that those securities in the Trust's portfolio will be chosen on the basis of possessing high quality and minimal credit risk in order to ensure maximum safety for investors' cash reserves. While the Trust will always strive for a high level of return upon the cash reserves placed with it by investors, you can rest assured that no undue risk will be taken just to achieve some additional measure of yield.

            During the fiscal year just ended, the Trust continued to provide competitive returns to alternative short-term investment opportunities without wavering from its stated investment objective. As of September 30, 1996, the Trust's seven-day yield was 4.97%.

            All those associated with Churchill Cash Reserves Trust are grateful for the confidence you have shown through your investment in the Trust.

            You can be assured that we will do everything possible to continue to merit this trust and confidence.

                                                  Sincerely,
                                                  /s/ Lacy B. Herrmann
                                                  Lacy B. Herrmann
                                                  President and Chairman
                                                    of the Board of Trustees

KPMG Peat Marwicl LLP
Certified Public Accountants

                       INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Churchill Cash Reserves Trust:

    We have audited the accompanying statement of assets and liabilities of Churchill Cash Reserves Trust, including the statement of investments, as of September 30, 1996, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 1996, by correspondence with the custodia
n. An audit also includes assessing the accounting principles used, and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Churchill Cash Reserves Trust as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG Peat Marwick LLP

New York, New York
November 1, 1996

                     CHURCHILL CASH RESERVES TRUST
                        STATEMENT OF INVESTMENTS
                           SEPTEMBER 30, 1996

   FACE
   AMOUNT            COMMERCIAL PAPER (66.7%)               VALUE
                   Art Auction (3.3%)
$ 4,000,000        Sotheby's Inc., 5.42%, 10/15/96           $ 3,991,569
                   Automotive (8.3%)
  5,000,000        American Honda Finance Corp.,
                     5.53%, 10/07/96                           4,995,392
  5,000,000        Mitsubishi Motors Credit of
                     America Inc., 5.41%, 11/05/96             4,973,701

                                                               9,969,093

                   Banking (6.5%)
  5,000,000        HSBC Americas Inc., 5.42%,10/30/96          4,978,169
  3,000,000        Monte Dei Paschi Di Siena, 5.41%,
                      02/19/97                                 2,936,433

                                                               7,914,602

                   Chemicals (4.1%)
  5,000,000        Azko Nobel, Inc., 5.45%, 10/18/96           4,987,132

                   Computers (3.3%)
  4,000,000        CSC Enterprises, 5.47%, 10/24/96            3,986,021

                   Consumer Goods and Services (4.1%)
  5,000,000        Whirlpool Financial Corp., 5.33%,
                    11/06/96                                   4,973,350

                   Electric and Gas Utility (16.5%)
  5,000,000        Cogentrix of Richmond, Inc., 5.50%,
                    10/22/96                                   4,983,958
  5,000,000        CSW Credit, Inc., 5.33%, 10/07/96           4,995,558
  5,000,000        National Rural Utilities Cooperative
                    Finance Corp., 5.27%, 10/24/96             4,983,165
  5,000,000        Southwest Gas Corp., 5.40%, 11/04/96        4,974,500

                                                              19,937,181

                   Finance (4.1%)
  5,000,000        Old Line Funding Corp., 5.40%, 10/16/96#    4,988,750

                   Industrial Goods and Services (4.1%)
  5,000,000        Hosokawa Micron International Inc.,
                     5.43%, 11/27/96                           4,957,013

                   Oil (4.1%)
  5,000,000        Petroleo Brasileiro S.A.- Petrobras,
                     5.345%, 11/18/96                          4,964,367

                   Real Estate (8.3%)
  5,000,000        Countrywide Funding Corp., 5.34%,
                    10/01/96                                   5,000,000
  5,000,000        SRD Finance Inc., 5.45%, 10/24/96           4,982,590
                                                               9,982,590

                     Total Commercial Paper                   80,651,668

                   CORPORATE NOTES (8.3%)
  5,000,000        Abbey National Treasury Services PLC,
                    5.08%, 02/27/97                           4,999,634
  5,000,000        Merrill Lynch & Co. Inc., 5.58%,
                    03/14/97                                  5,000,000
                     Total Corporate Notes                    9,999,634

                   U.S. TREASURY SECURITIES (2.4%)
  3,000,000        U.S. Treasury Bills, 4.98%, 03/06/97       2,935,264
                     Total U.S. Treasury Securities           2,935,264

                   REPURCHASE AGREEMENTS (22.9%)
 27,773,000        Aubrey G.Lanston & Co., 5.70%, 10/01/96   27,773,000
                     (Proceeds of $ 27,777,397 to be
                       received at maturity)
                     Collateral: $ 28,543,000 U.S.Treasury
                      Notes, 5.125%, due 02/28/96
                     (Collateral Market Value $ 28,336,000)

                     Total Repurchase Agreements             27,773,000

                     Total Investments -100.3%
                       (Cost-$121,359,566*)                 121,359,566
                     Liabilities in excess of other
                       assets - (.3%)                         (420,873)
                     Net Assets - 100%                    $ 120,938,693

(*) Cost for Federal income tax purposes is identical.

# Pursuant to Rule 144A, resale is restricted to qualified institutional buyers.

              See accompanying notes to financial statements.

                       CHURCHILL CASH RESERVES TRUST
                    STATEMENT OF ASSETS AND LIABILITIES
                           SEPTEMBER 30, 1996
ASSETS
Investments at value (cost - $121,359,566)                      $121,359,566
Cash                                                                     457
Interest receivable                                                  133,938
Other assets                                                          10,415
    Total assets                                                 121,504,376

LIABILITIES
Dividends payable                                                    505,008
Adviser and Administrator fees payable                                44,167
Accrued expenses                                                      16,508
    Total liabilities                                                565,683

NET ASSETS (equivalent to $1.00 per share on 120,938,693
  shares outstanding)                                           $120,938,693

Net Assets consist of:
Capital Stock - Authorized an unlimited number of shares,
  par value $.01 per share                                       $ 1,209,387
Additional paid-in capital                                       119,729,306
                                                                $120,938,693

                See accompanying notes to financial statements.

                      CHURCHILL CASH RESERVES TRUST
                         STATEMENT OF OPERATIONS
                   FOR THE YEAR ENDED SEPTEMBER 30, 1996
INVESTMENT INCOME:
  Interest income                                                $ 8,796,892

Expenses:
  Investment Adviser fees (note B)                 $ 521,359
Administrator fees (note B)                          267,924
Legal fees                                            63,828
Trustees' fees and expenses                           55,724
Audit and accounting fees                             28,050
Registration fees and dues                            12,453
Custodian fees (note D)                               12,018
Shareholders' reports and proxy statements             8,139
Transfer and shareholder servicing agent fees          4,960
Insurance                                              3,336
Miscellaneous                                         23,699
                                                   1,001,490

Investment Advisory fees waived (note B)             (77,712)
Administration fees waived (note B)                  (39,771)
Expenses paid indirectly (note D)                     (4,297)
  Net expenses                                                       879,710

  Net investment income                                          $ 7,917,182

               See accompanying notes to financial statements.

                      CHURCHILL CASH RESERVES TRUST
                   STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year Ended September 30,
                                                     1996             1995
FROM INVESTMENT ACTIVITIES:
Net investment income                               $ 7,917,182   $ 9,350,174
Dividends to shareholders ($0.0500 and
  $0.0526 per share, respectively)                  (7,917,182)   (9,350,174)
Change in net assets derived from
  investment activities                                   -             -

FROM CAPITAL SHARE TRANSACTIONS:
                                    SHARES
                          Year Ended September 30,
                          1996           1995
Proceeds from shares
  sold                   584,601,557   564,447,918  584,601,557   564,447,918
Reinvested dividends         627,248         2,081      627,248         2,081
Cost of shares
  redeemed             (610,419,778) (605,946,746) (610,419,778) (605,946,746)
Change in net assets
  from capital share
  transactions          (25,190,973)  (41,496,747)  (25,190,973)  (41,496,747)

Change in net assets                                (25,190,973)  (41,496,747)

NET ASSETS:
  Beginning of period                                146,129,666   187,626,413
  End of period                                     $120,938,693  $146,129,666

                See accompanying notes to financial statements.

                   CHURCHILL CASH RESERVES TRUST
                   NOTES TO FINANCIAL STATEMENTS

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

    (1) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

    (2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

    (3) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

    (4) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

    (5) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    Under an Investment Advisory Agreement, Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Trust, effective July 19, 1995. In this role, the Adviser supervises the investments and provides various services to the Trust for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% of the average daily net assets of the Trust.

    The Trust also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the "Administrator"). Under this Agreement, the Administrator provides all administration services, other than those relating to the management of the Trust's investments. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.17 of 1% of the average daily net assets of the Trust.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agree that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average net assets of the Trust plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the year ended September 30, 1996.

    For the year ended September 30, 1996, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $521,359 and $267,924, respectively, of which the Adviser and Administrator voluntarily waived $77,712 and $39,771, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to Aquila Distributors, Inc. for such share distribution.

NOTE C - DISTRIBUTIONS:

    The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

NOTE D - CUSTODIAN FEES:

    The Trust has negotiated an expense offset arrangement with its custodian, Banc One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the year ended September 30, 1996, the Trust's custodian fees amounted to $12,018, of which $4,297 was offset by such credits. The Trust could have invested its cash balances in an income-producing asset if it has not agreed to a reduction in fees under the expense offset arrangement with the custodian.

                    CHURCHILL CASH RESERVES TRUST
                        FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                      YEAR ENDED SEPTEMBER 30,
                          1996       1995        1994       1993       1992
Net Asset Value,
 Beginning of Period      $1.0000    $1.0000    $1.0000    $1.0000    $1.0000

Income from Investment
  Operations:
  Net investment income    0.0500     0.0526     0.0319     0.0265     0.0380
  Net gain (loss) on
    securities (both
    realized and
    unrealized)               -         -           -          -       0.0005

  Total from Investment
    Operations             0.0500     0.0526     0.0319     0.0265     0.0385

Less Distributions:
  Dividends from net
    investment income    (0.0500)   (0.0526)   (0.0319)    (0.0265)  (0.0380)
  Distributions from
   capital gains              -         -            -         -     (0.0005)
  Total Distributions    (0.0500)   (0.0526)   (0.0319)    (0.0265)  (0.0385)

Net Asset Value, End
 of Period                $1.0000   $1.0000     $1.0000     $1.0000   $1.0000

Total Return                5.12%     5.39%       3.24%       2.68%     3.87%

Ratios/Supplemental Data
  Net Assets, End of
    Period (in
    thousands)           $120,939  $146,130    $187,626    $187,274  $139,633
  Ratio of Expenses to
    Average Net Assets      0.56%     0.58%       0.60%       0.60%     0.65%
  Ratio of Net Investment
    Income to Average
    Net Assets              5.02%     5.24%       3.17%       2.65%     3.90%

For the years ended September 30, 1996 and 1995, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and  Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances, would have been:
Net investment income    $0.0493   $0.0522
Ratio of Expenses to
  Average Net Assets       0.63%     0.62%
Ratio of Net Investment
  Income to Average Net
  Assets                   4.94%     5.20%

NOTE: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc.

                  See accompanying notes to financial statements.

REPORT OF THE ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

      The Annual Meeting of Shareholders of Churchill Cash Reserves Trust (the "Trust") was held on March 29, 1996.* At the meeting, the following matters were submitted to a shareholder vote and approved:

    (i) the election of Lacy B. Herrmann, Thomas A. Christopher, Douglas Dean, Diana P. Herrmann, Ann R. Leven, Theodore T. Mason, Anne J. Mills, William J. Nightingale, and James R. Ramsey as Trustees to hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (each Trustee received at least 204,789,891 affirmative votes
          (99.999%); no more than 1,739 votes were withheld for any Trustee (0.001%)),

    (ii) the ratification of the selection of KPMG Peat Marwick LLP as the Trust's independent auditors for the fiscal year ending September 30, 1996 (votes for: 204,791,630 (100.0%); votes against:
          0.0 (0.0 %); abstentions: 0.0 (0.0%); broker non-votes: 0.0
          (0.0%)), and

    (iii) the approval of proposed modifications of the Trust's policies regarding investment in restricted securities (votes for:
          204,789,891 (99.999%); votes against: 0.0 (0.0%); abstentions:
          1,739 (0.001%)).

___________

* On the record date for this meeting, 204,791,630 shares of the Trust were outstanding and entitled to vote. The holders of 204,791,630 shares (100.0%) entitled to vote were present in person or by proxy at the meeting.


FEDERAL TAX STATUS OF DIVIDENDS (UNAUDITED)

    This information is presented in order to comply with a requirement of the Internal Revenue Code AND NO CURRENT ACTION ON THE PART OF SHAREHOLDERS IS REQUIRED.

    For the fiscal year ended September 30, 1996, the total amount of dividends paid by Churchill Cash Reserves Trust was ordinary dividend income.

    Prior to January 31, 1997, shareholders will be mailed IRS Form 1099-DIV which will contain information on the status of dividends paid for the 1996 CALENDAR YEAR.